                                                                EXHIBIT 10.24(d)

                      THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered
                                                     ---------
into as of October 1, 1997, among Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), the "Banks" party to the Credit Agreement
                  -------
(Collectively, the "Banks"), ABN AMRO Bank N.V., as Syndication Agent for the
                    -----
Banks (the "Syndication Agent"), Canadian Imperial Bank of Commerce, as
            -----------------
Documentation Agent for the Banks (the "Documentation Agent"), and Bank of
                                        -------------------
America National Trust and Savings Association, as Administrative Agent for the Banks (the "Agent").
            -----

     WHEREAS, the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent are parties to a Credit Agreement dated as of July 19, 1996, as amended by a First Amendment to Credit Agreement dated as of August 7, 1996, and a Second Amendment to Credit Agreement dated as of September 9, 1996 (as so amended, the "Credit Agreement");
              ----------------

     WHEREAS, the Company has requested that the Majority Banks agree to certain amendments to the Credit Agreement;

     WHEREAS, the Majority Banks have agreed to such request, subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

          1.   Definitions; Interpretation.
               ---------------------------

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          2.   Amendments to the Credit Agreement.
               ----------------------------------

          (a) Amendment.  The Credit Agreement is hereby amended as follows:
              ---------

          (i) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

                                       1.

               "Vantis Division" means the Company's Programmable Logic
                ---------------
               Division."


               "Vantis Subsidiary" means, collectively, Vantis Corporation, a
                -----------------
          Delaware corporation and a Wholly-Owned Subsidiary of the Company, and any other Wholly-Owned Subsidiary of the Company, in each case, specifically formed for the purpose of acquiring directly, or indirectly through one or more Wholly-Owned Subsidiaries, the assets and business constituting the Vantis Division."

          (ii) Section 7.02 of the Credit Agreement is hereby amended by (A) deleting the word "and" from the end of subsection 7.02(c), (B) re-designating existing subsection 7.02(d) as subsection 7.02(e), (C) adding a new subsection 7.02(d) as follows:

               "(d) (i) the transfer in one transaction or a series of transactions by the Company of its Vantis Division to the Vantis Subsidiary or any Wholly-Owned Subsidiary of the Vantis Subsidiary, and (ii) transfers of assets among the Vantis Subsidiary and its Wholly-Owned Subsidiaries; provided that the aggregate value of all
                                     --------
          assets so transferred by the Company shall not exceed $80,000,000;
          and"

and (D) deleting the first three lines of the final paragraph of Section 7.02 and substituting therefor the following:

          "Notwithstanding subsection 7.02(e) above, the disposition of Receivables shall not be permitted (other than as permitted under subsection 7.02(d) above), and, notwithstanding subsections 7.02(a) through 7.02(e) above, the".

          (iii) Section 7.04 of the Credit Agreement is hereby amended by (A) deleting the word "and" from the end of subsection 7.04(f), (B) re-designating existing subsection 7.04(g) as subsection 7.04(h), and (C) adding a new subsection 7.04(g) as follows:

               "(g) Investments by (i) the Company in the capital stock of the Vantis Subsidiary, and (ii) the Vantis Subsidiary in the capital stock of one or more of its Wholly-Owned Subsidiaries, in each case, made in exchange for asset transfers permitted under subsection 7.02(d); and"

          (iv) Section 7.05 of the Credit Agreement is hereby amended by (A) re-designating existing subsection 7.05(e) as subsection 7.05(f), (B) re-designating existing subsection 7.05(f) as subsection 7.05(g), and (C) adding a new subsection 7.05(e) as follows:

                                       2.

               "(e) Indebtedness for borrowed money owing from the Vantis Subsidiary to the Company not to exceed $15,000,000 in the aggregate at any time outstanding;"


          (b) References Within Credit Agreement.  Each reference in the Credit
              ----------------------------------
Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          3.   Representations and Warranties.  The Company hereby represents
               ------------------------------
and warrants to the Agent, the Syndication Agent, the Documentation Agent and the Banks as follows:

               a. No Default or Event of Default has occurred and is continuing.

               b. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable.

               c. This Amendment and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

          4.   Amendment Effective Date.  This Amendment will become effective
               ------------------------
on October 1, 1997, provided that the Agent has received from each of the
                    --------
Company and the Majority Banks an executed counterpart of this Amendment.

          5.   Miscellaneous.
               -------------

          (a) Credit Agreement Otherwise Not Affected.  Except as expressly
              ---------------------------------------
amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks', the Agent's, the Syndication Agent's and the Documentation Agent's execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

          (b) No Reliance.  The Company hereby acknowledges and confirms to the
              -----------
Agent, the Syndication Agent, the Documentation Agent and the Banks that the Company is executing this Amendment on the basis of its own investigations and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of the Agent, the Syndication Agent, the Documentation Agent, any Bank or any other Person.

                                       3.

          (c) Amendments and Waivers.  The provisions of this Amendment may only
              ----------------------
be amended or waived, and any consent with respect to any departure by the Company therefrom may only be granted, in accordance with the terms of Section
10.01 of the Credit Agreement.

          (d) Costs and Expenses.  The Company shall, whether or not the
              ------------------
amendments contemplated hereby shall become effective, pay or reimburse the Agent, within five Business Days after demand, for all costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Amendment and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Agent with respect thereto.

          (e) Successors and Assigns.  The provisions of this Amendment shall be
              ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (f) Counterparts.  This Amendment may be executed by one or more of
              ------------
the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. The parties hereto agree that the Agent may accept and rely on facsimile transmissions of executed signature pages of this Amendment.

          (g) Severability.  The illegality or unenforceability of any provision
              ------------
of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

          (h) No Third Parties Benefited.  This Amendment is made and entered
              --------------------------
into for the sole protection and legal benefit of the Company, the Syndication Agent, the Documentation Agent, the Banks and the Agent, and their successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Each of the Agent, the Syndication Agent, the Documentation Agent and the Banks shall not have any obligation to any Person not a party to this Amendment.

          (i) Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (j) Entire Agreement.  This Amendment embodies the entire agreement
              ----------------
and understanding among the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and

                                       4.

understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

          (k) Interpretation.  This Amendment is the result of negotiations
              --------------
between and has been reviewed by counsel to the Agent, the Company and other parties, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against the Banks, the Syndication Agent, the Documentation Agent or the Agent merely because of the Agent's or such other Person's involvement in the preparation of such documents and agreements.



                            [SIGNATURE PAGES FOLLOW]

                                       5.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                             THE COMPANY
                             -----------

                             ADVANCED MICRO DEVICES, INC.


                             By: /s/ Marvin D. Burkett
                                --------------------------------------------

                             Title: Senior Vice President and
                                   -----------------------------------------
                                    Chief Financial Officer
                                   -----------------------------------------


                             THE AGENT
                             ---------

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as Administrative Agent


                             By: /s/ Wendy W. Young
                                ---------------------------------------------

                             Title: Vice President
                                   ------------------------------------------


                             THE SYNDICATION AGENT
                             ---------------------

                             ABN AMRO BANK N.V., as Syndication Agent


                             By: ABN AMRO NORTH AMERICA, INC.,
                                 its agent

                             By: /s/ Thomas R. Wagner
                                ---------------------------------------------

                             Title: Group Vice President
                                   ------------------------------------------


                             By: /s/ Jamie Dillon
                                ---------------------------------------------

                             Title: Vice President
                                   ------------------------------------------


                                       6.

                             THE DOCUMENTATION AGENT
                             -----------------------

                             CANADIAN IMPERIAL BANK OF COMMERCE, as
                             Documentation Agent

                             By: /s/ Cyd Petre
                                ----------------------------------------------

                             Title: Authorized Signatory
                                   -------------------------------------------


                             THE BANKS
                             ---------

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Bank

                             By: /s/ Kevin McMahon
                                ----------------------------------------------

                             Title: Managing Director
                                   -------------------------------------------


                             ABN AMRO BANK N.V., as a Bank

                             By: ABN AMRO NORTH AMERICA, INC.,
                                 its agent

                             By: /s/ Thomas R. Wagner
                                ----------------------------------------------

                             Title: Group Vice President
                                   -------------------------------------------


                             By: /s/ Jamie Dillon
                                ----------------------------------------------

                             Title: Vice President
                                   -------------------------------------------


                             CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank

                             By: /s/ Cyd Petre
                                ----------------------------------------------

                             Title: Authorized Signatory
                                   -------------------------------------------


                                       7.

                             BANKBOSTON, N.A.

                             By: /s/ illegible signature
                                ----------------------------------------------

                             Title: Vice President
                                   -------------------------------------------


                             THE BANK OF NOVA SCOTIA

                             By: /s/ Jon A. Barkin
                                ----------------------------------------------

                             Title: Relationship Manager
                                   -------------------------------------------


                             BANQUE PARIBAS

                             By: Nanci Meyer
                                ----------------------------------------------

                             Title: VP
                                   -------------------------------------------


                             By: /s/ illegible signature
                                ----------------------------------------------

                             Title: Managing Director
                                   -------------------------------------------


                             THE DAI-ICHI KANGYO BANK, LTD.

                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------


                             FLEET NATIONAL BANK

                             By: /s/ illegible signature
                                ----------------------------------------------

                             Title: VP
                                   -------------------------------------------


                             THE INDUSTRIAL BANK OF JAPAN, LIMITED

                             By: /s/ Haruhiko Masuda
                                ----------------------------------------------

                             Title: Deputy General Manager
                                   -------------------------------------------

                                       8.

                             KEYBANK NATIONAL ASSOCIATION

                             By: /s/ illegible signature
                                ----------------------------------------------

                             Title: Vice President
                                   -------------------------------------------


                             THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED

                             By: /s/ illegible signature
                                ----------------------------------------------

                             Title: Deputy General Manager
                                   -------------------------------------------


                             THE MITSUBISHI TRUST AND BANKING CORPORATION

                             By: /s/ Yashushi Satomi
                                ----------------------------------------------

                             Title: Senior Vice President
                                   -------------------------------------------


                             ROYAL BANK OF CANADA

                             By: /s/ Michael Cole
                                ----------------------------------------------

                             Title: Manager
                                   -------------------------------------------



                             THE SAKURA BANK LIMITED, SAN FRANCISCO AGENCY

                             By: /s/ Takao Nakajima
                                ----------------------------------------------

                             Title: Assistant General Manager
                                   -------------------------------------------


                             THE SUMITOMO TRUST AND BANKING COMPANY, LIMITED, LOS ANGELES AGENCY

                             By: /s/ Ninons Benjamin
                                ----------------------------------------------

                             Title: Vice President and Manager
                                   -------------------------------------------

                                       9.

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Glenn Leyrer
                                ----------------------------------------------

                             Title: Assistant Vice President
                                   -------------------------------------------

                                      10.